                                                                      EXHIBIT 21



                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           Discover Card Trust 1993 A
                     --------------------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES
                     --------------------------------------


      Under the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Agreement") by and among Greenwood Trust Company (the "Servicer") , Discover Receivables Financing Group and Wilmington Trust Company, as Trustee ,the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of January 15, 1997 , and with respect to the performance of the Trust during the Due Period ended in December 31, 1996 ,is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

     Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).
-------------------------------------


1. The total  amount of the  distribution  to Class A Certificate-
   holders   on    January 15, 1997  , per  $1,000  interest .....
   ........................................... $        5.208333333

2. The total  amount of the  distribution  to Class B Certificate-
   holders  on     January 15, 1997  , per  $1,000  interest .....
   ........................................... $        5.666666667

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates , per
   $1,000 interest ........................... $        5.208333333

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates , per
   $1,000 interest ........................... $        5.666666667
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5. The amount of the distribution set forth in paragraph  1  above in respect of  principal  on the  Class  A  Certificates ,  per
   $1,000 interest ........................... $        0.000000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates , per
   $1,000 interest ........................... $        0.000000000


Information Regarding the Performance of the Trust.
-----------------------------------------------------

1. Collections of Receivables.
---------------------------------

  (a) The aggregate amount of Finance Charge Collections processed
      during the related Due Period .......... $       9,268,503.24

  (b) The  aggregate  amount  of  Principal Collections  processed
      during the related Due Period .......... $     105,439,649.72

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Investor Certificates ... $       7,478,755.27

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Investor Certificates ... $      85,079,253.36

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Class A Certificates .... $       6,798,447.13

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Class A Certificates .... $      77,339,983.07

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Class B Certificates .... $         680,308.14

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Class B Certificates .... $       7,739,270.29

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Seller Certificate ...... $       1,789,747.97

  (j) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Seller Certificate ...... $      20,360,396.36


2. Principal Receivables in the Trust.
--------------------------------------------------------------------

  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in December 31, 1996 (which reflects the Principal Receivables represented by the
      Seller Certificate  and the Investor Certificates) .........
      ........................................ $     646,685,246.05

  (b) The  amount  of  Principal  Receivables  in  the Trust  rep-
      resented  by   the  Class  A  Certificates   (the  "Class  A
      Interest") as of  the Due Period Ended in  December 31, 1996
      ........................................ $     450,000,000.00

  (c) The  amount  of  Principal  Receivables  in  the Trust  rep-
      resented  by   the  Class  B  Certificates   (the  "Class  B
      Interest") as of  the Due Period Ended in  December 31, 1996
      ........................................ $      45,000,000.00

  (d) The Class A Interest and the Class B Interest set forth in paragraph 2 (b) and 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in
      paragraph 2 (a) above ..................                76.55%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables
      set forth in paragraph 2 (a) above .....                69.59%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables
      set forth in paragraph 2 (a) above .....                 6.96%

  (g) The Deficit Controlled Amortization Amount (after giving effect
      to payments made on such Distribution Date)              0.00

3. Investor Charged-Off Amount.
----------------------------------

  (a) The aggregate amount of Receivables charged-off as  uncolle-
      ctible during the  Due  Period   ended in  December 31, 1996
      allocable  to  the  Investor  Certificates   (the  "Investor
      Charged-Off Amount") .................. $        2,269,556.46

  (b) The aggregate amount of Receivables charged-off as  Uncolle-
      ctible during the  Due  Period   ended in  December 31, 1996
      allocable  to  the  Class  A  Certificates    (the  "Class A
      Charged-Off Amount") .................. $        2,063,105.30
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  (c) The sum of (i) the aggregate amount of Receivables charged-off as uncollectible during the Due Period ended in December 31, 1996 allocable to the Class B Cert- ficates and (ii) the sum of (a) the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which the Investor Interest for the Class B Certificates is reduced pursuant to subsection 4.03(c) (i)(C)(the "Class B Charged-Off Amount") $ 1,939,508.54

  (d) The  Cumulative  Class  A  Charged-Off  Amount on ..........
      ............ January 15, 1997   ........ $               0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on ..........
      ............ January 15, 1997   ........ $               0.00


4. Investor losses; Reimbursement of Charge-Offs.
----------------------------------------------------

  (a) The   amount  of  Class  A  Investor  Loss , as  defined  in
      Section  4.06 (b) of the  Agreement , during the Due  Period
      ended   in   December 31, 1996 ......... $               0.00

  (b) The  amount   of  Class  B  Investor  Loss , as  defined  in
      Section  4.06 (b) of the  Agreement , during the Due  Period
      ended   in   December 31, 1996 ......... $               0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 4
      (a) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class A Certficate-
      holder's investment) ................... $        0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 4
      (b) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class B Certficate-
      holder's investment) ................... $        0.000000000

  (e) The total amount reimbursed to the Trust in the current month pursuant to Section 4.06 (c) of the Agreement, if any, in respect of Class A Investor Losses in prior months
      ........................................ $               0.00

  (f) The total amount reimbursed to the Trust in the current month pursuant to Section 4.06 (c) of the Agreement, if any, in respect of Class B Investor Losses in prior months
      ........................................ $               0.00
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  (g) The amount set forth in paragraph  4 (e)  above,  per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A Certificateholder's investment)
      ........................................ $        0.000000000

  (h) The amount set forth in paragraph 4 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B Certificateholder's investment)
      ........................................ $        0.000000000

  (i) The  aggregate   amount  of   Class  A  Investor  Losses   in
      the Trust as of  the  end  of the day on   January 15, 1997
      ........................................ $               0.00

  (j) The  aggregate   amount  of   Class  B  Investor  Losses   in
      the Trust as of  the  end  of the day on   January 15, 1997
      ........................................ $               0.00

  (k) The amount set forth in paragraph 4 (i) above , per $1,000 interest (which will have had the effect of reducing , pro
      rata , the  amount   of   Class    A    Certificateholder's
      investment ) ........................... $        0.000000000

  (l) The amount set forth in paragraph 4 (j) above , per $1,000 interest (which will have had the effect of reducing , pro
      rata ,  the  amount   of   Class    B    Certificateholder's
      investment ) ........................... $        0.000000000


5. Investor Servicing Fee.
-------------------------------------------------

  (a) The amount of the Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of December 31, 1996
      ..................................... $            749,967.95

  (b) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the month of December 31, 1996
      ..................................... $             75,047.92


6. Available Subordinated Amount.
-------------------------------------------------

  (a) The  amount  available  to  be  applied   pursuant  to  Section
      4.03 (c) (i) (B) and (C) of the  Agreement  as  of  the  end  o
      the day   on January 15, 1997   ........ $      45,000,000.00
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  (b) The amount set forth in paragraph 6(a) above as a percentage of
      the Class A Interest.  ....................             10.00%



7. Available Class B Credit Enhancement Amount.
-------------------------------------------------

  (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day on January 15, 1997
    .......................................... $      24,750,000.00

  (b) The amount set forth in paragraph 7(a) above as a  percentage
       of the Class B Interest. .................             55.00%


8. The Pool Factor.
-------------------------------------------------

    The Pool Factor represents the ratio of the amount of the Class A Interest as of the end of the day on January 15, 1997 to the amount of the Class A Interest as of the Closing Date. The amount of a Class A Certificateholder's pro rata share of the Class A Interest can be determined by multiplying the original denomination of the Class A Certificateholder's
    Certificate by the Pool Factor ...........           1.00000000

    The Pool Factor represents the ratio of the amount of the Class B Interest as of the end of the day on January 15, 1997 to the amount of the Class B Interest as of the Closing Date. The amount of a Class B Certificateholder's pro rata share of the Class B Interest can be determined by multiplying the original denomination of the Class B Certificateholder's
    Certificate by the Pool Factor ...........           1.00000000

9. The aggregate outstanding balance of receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period related to such Distribution Date
                   ..............................    $14,351,378.58


10. The aggregate outstanding balance of receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period related to such Distribution Date
                   ..............................    $20,275,731.96








             Greenwood Trust Company as Servicer

                                     By: __________________________
                                     Title: Vice President, Director
                                     Accounting and Treasurer
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                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1993 A
                           --------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES
                           --------------------------




    The undersigned , a duly authorized representative of Greenwoo Trust Company ("Greenwood") , as Servicer pursuant to the Poolin and Servicing Agreement dated as of Feb. 1, 1993 (the "Pooling and Servicing Agreement" ) by and among Greenwood, Discove Receivables Financing Group and Wilmington Trust Company , does hereby certify as follows:



   1. Greenwood is Servicer under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed
      during the related Due Period was equal to .. $   114,708,152.96

   4. The  aggregate  amount of  Class A  Principal
      Collections  processed by the Servicer during
      the related Due Period is equal to .......... $    77,339,983.07

   5. The aggregate amount  of the Class A  Finance
      Charge  Collections processed by the Servicer
      during the related Due Period is equal to ... $     6,798,447.13

   6. The sum of all amounts payable to the  Class A
      Certificateholders on the current Distribution
      Date is equal to ............................ $     2,343,750.00

   7. The  aggregate  amount of  Class B  Principal
      Collections  processed by the Servicer during
      the related Due Period is equal to .......... $     7,739,270.29

   8. The aggregate amount  of the Class B  Finance
      Charge  Collections processed by the Servicer
      during the related Due Period is equal to .. $        680,308.14

   9. The  amount  of  drawings  under  the  Class B
      Credit Enhancement required to be made on  the
      succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to...... $              0.00
      (b)  Section 4.03(c)(i)(H) is equal to...... $              0.00
      (c)  Section 4.05 is equal to............... $              0.00

  10. The sum of all amounts payable to the Class B
      Certificateholders on the current Distribution
      Date is equal to ............................ $       255,000.00

  11. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section 5.02.


     IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of January 15, 1997



                           GREENWOOD TRUST COMPANY, as Servicer

                           By: ______________________________
                           Title: Vice President, Director of
                           Accounting and Treasurer